Exhibit 10.1

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

MMA MEDIA INC.

Amended and Restated Senior Secured Convertible Promissory Note

Dated as of January 9, 2008

This amended and restated senior secured convertible promissory note (the “Note”) is issued by MMA MEDIA INC., a Delaware corporation (the “Company”), to Tapirdo Enterprises, LLC, a California limited liability company and its successors and assigns (the “Holder”), as the assignee of the Original Note (as defined below), pursuant to a Securities Purchase Agreement, dated as of January 7, 2008, by and between Jared Kaban (“Kaban”) and the Holder, whereby, among other things, Kaban assigned the Original Note to the Holder.

This Note amends, restates and replaces in its entirety the original senior secured convertible promissory note dated as of August 27, 2007 (together, the “Original Note”) in the principal amount of $250,000 (the “Loan”), which was issued to Kaban pursuant to a Securities Purchase Agreement, dated as of August 27, 2007, by and between the Company and Kaban (the “Purchase Agreement”).

FOR VALUE RECEIVED, the Company hereby promises to repay the Loan in accordance with the provisions hereof.

1.             Definitions.

In addition to the terms defined elsewhere in this Note: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement; and (b) the following terms have the meanings indicated:

(a)                  “Bankruptcy Event” means any of the following events: (i) the Company commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company; (ii) there is commenced against the Company any such case or proceeding that is not dismissed within 60 days after commencement; (iii) the Company is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (iv) the Company suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; or (v) the Company makes a general assignment for the benefit of creditors.

(b)                 “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

(c)                  “Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

2.             Issuance of Common Stock; Adjustments.

(a)                  In exchange for the Loan, the Company shall, upon demand by the Holder, issue to the Holder 30,000,000 newly issued, restricted shares of Common Stock in full satisfaction of the repayment of the Loan.  The Common Stock shall be issued to the Holder within three Business Days of the Holder’s written demand to the Company for the repayment of the Loan in accordance with the notice provisions set forth in Section 4 of this Note.

(b)                 In the event the Company should at any time or from time to time after the date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, declare a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”), combine its outstanding shares of Common Stock into a lesser number of shares or issue by reclassification of its shares of Common Stock any shares of its capital stock, without payment of any consideration by the holders of Common Stock or Common Stock Equivalents, then, as of such record date (or the date of such dividend, distribution, split, subdivision, combination or reclassification if no record date is fixed), the number of shares of Common Stock issuable pursuant to this Note shall be adjusted in proportion to such change in the number of outstanding shares of Common Stock.

3.             Events of Default.

(a)                  An “Event of Default”, wherever used herein, means either of the following events:

(i)                     any default in the repayment of the Loan or other charges in respect of this Note, as and when the same shall become due and payable (whether upon demand or otherwise);

(ii)                  the occurrence of a Bankruptcy Event; or

(iii)               the Company shall commit any material breach or default of any material provision of this Note, the Purchase Agreement, the Warrant Agreement or the Security Agreement, which is not cured within the time prescribed herein or therein, if any.

(b)                 Upon an Event of Default, the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

4.             Notices.

Any notice, demand or request which may be permitted, required or desired to be given in connection with herewith shall be given in writing and directed to the parties hereto as follows:

If to the Company, addressed as follows:	MMA Media Inc. 9440 Little Santa Monica Boulevard, Suite 401 Beverly Hills, California 90210 Attention: Michael Kurdziel Facsimile No.: 310-402-5937

If to the Holder, addressed as follows:	Tapirdo Enterprises, LLC 9440 Little Santa Monica Boulevard, Suite 401 Beverly Hills, California 90210 Attention: Adam Roseman Facsimile No.: 310-402-5932

Notices shall be deemed properly delivered and received when delivered to the primary notice party (without regard to the copied parties) (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if sent via facsimile, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine, (iii) if sent by a commercial overnight courier for delivery on the next business day, on the first business day after deposit with such courier service (or the third business day if sent to an address not in the United States), or (iv) if sent by registered or certified mail, five days after deposit thereof in the U.S. mail.  Any party may change its address for delivery of notices by properly notifying the others pursuant to this Section 4.

5.             Security.

This Note is secured pursuant to the Security Agreement of the Company dated as of August 27, 2007.

6.             Registration Rights.

(a)                  Demand Registration.  The Holder of a majority of the shares of Common Stock underlying this Note may request that the Company register, at the Company’s expense (a “Demand Registration”), the Common Stock underlying this Note, including any shares of Common Stock issuable to the Holder pursuant to Sections 6(a)(i) and 6(a)(ii) of this Note (collectively, the “Registrable Securities”), pursuant to the Securities Act of 1933, as amended (the “Securities Act”).  The Company shall file a registration statement with the Securities and Exchange Commission (the “Commission”) covering the Registrable Securities (“Demand Registration Statement”) requested to be registered pursuant to this Section 6(a) for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act on Form S-3 (or on such other form appropriate for such purpose) within 30 days of the Company's receipt of a Demand Registration.  The Company shall cause such Demand Registration Statement to be declared effective by the Commission within 120 days following the Company's receipt of the Demand Registration.  A registration statement will not count as a Demand Registration until it has become effective and includes 100% of the Registrable Securities requested to be included in the Demand Registration Statement.  The Company shall maintain the effectiveness of the Demand Registration Statement filed pursuant to this Section 6(a) until the earlier of (i) the date of sale of all Registrable Securities or (ii) 24 months from the effective date of the Demand Registration Statement.

(i)                     If the Demand Registration Statement is not filed with the Commission within 30 days of the Company’s receipt of a Demand Registration pursuant to Section 6(a), then the Company shall, as additional consideration and not as a penalty, issue and deliver to the Holder who has requested to have its Registrable Securities registered on such 30th day, and every 30 days thereafter until such Demand Registration Statement is filed with the Commission, a number of shares of Common Stock equal to 1% of the number of shares of Common Stock into which this Note is convertible pursuant to Section 2(a) (before any adjustment pursuant to Section 2(b) of this Note, such number of shares will be 300,000).

(ii)                  If the Demand Registration Statement has not been declared effective by the Commission within 120 days of the Company’s receipt of a Demand Registration pursuant to Section 6(a) (or 90 days if the Commission’s staff does not review the Demand Registration Statement), then the Company shall, as additional consideration, deliver to the Holder who has requested to have its Registrable Securities registered on such 120th or 90th day, as applicable, and on each successive 30th day thereafter until such Demand Registration Statement has been declared effective by the Commission, a number of shares of Common Stock equal to 1% of the number of shares of Common Stock into which this Note is convertible pursuant to Section 2(a) (before any adjustment pursuant to Section 2(b) of this Note, such number of shares will be 300,000).

(iii)               Notwithstanding anything to the contrary contained in this Section 6, the Company shall not be required to issue and deliver to the Holder additional shares of Common Stock pursuant to Sections 6(b) and 6(c) to the extent that Registrable Securities may be sold by the Holder without limitation pursuant to Rule 144 under the Securities Act.

(b)                 Piggyback Registration.  In the event the Company proposes to register any of its securities under the Securities Act by filing any form of registration statement (other than Form S-4 or Form S-8 or the successor form of either of them) that would legally permit the inclusion of the Registrable Securities (including a Demand Registration pursuant to Section 6(a)), the Company shall give the Holder written notice thereof as soon as practicable but in no event less than 30 days prior to the filing of such registration statement, and shall provide the Holder an opportunity to include in such Registration all Registrable Securities requested by the Holder in writing to be included therein.  If the Holder chooses to include in any such registration statement all or any part of the Registrable Securities, such Holder shall, within 10 days after the above-described notice from the Company, so notify the Company in writing.  Such notice shall state the intended method of disposition of the Registrable Securities by the Holder.  If such Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to its securities, all upon the terms and conditions set forth herein.  The Holder shall have one piggyback registration right pursuant to this Section 6(b) and a registration will not count as a piggyback registration until it has become effective and includes 100% of the Registrable Securities requested by such Holder to be included in the registration statement.

7.             General.

(a)                  Amendments; Waivers.  No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(b)                 Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(c)                  Successors and Assigns; Survival.  This Note shall be binding upon and inure to the benefit of the parties and their successors and assigns.  This Note and the obligations hereunder may not be assigned by the Company without the prior written consent of the Holder.  The Holder may assign this Note and its rights hereunder (including the registration rights set forth in Section 6) without the consent of the Company.  The terms of Section 6 of this Note shall survive the repayment of this Note and the Holder (including its successors, assigns and transferees of this Note and the Common Stock underlying this Note) shall be entitled to exercise and receive the benefits of the registration rights set forth in Section 6 hereof following the repayment of this Note. Notwithstanding the foregoing, no successor, assign or transferee of this Note or the Common Stock underlying this Note shall be entitled to exercise and receive the benefits of the registration rights set forth in Section 6 hereof to the extent that the Registrable Securities held by such Holder may be sold without limitation pursuant to Rule 144 under the Securities Act.

(d)                 Severability.  If any provision of this Note is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(e)                  Replacement of the Note.  If any certificate or instrument evidencing this Note is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Note.

(f)                    Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Holder in order to enforce any right or remedy under this Note.  Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of the Company under this Note for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under this Note exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to this Note is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to this Note from the effective date forward, unless such application is precluded by applicable law.

(g)                 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

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                IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by duly authorized officer as of the date set forth above.

MMA MEDIA INC.

By:
Michael Kurdziel
Chief Executive Officer

ACKNOWLEDGEMENT AND AGREEMENT:

                The undersigned Holder hereby acknowledges and agrees that this Note amends, restates and replaces in its entirety the Original Note.

THE HOLDER:

TAPIRDO ENTERPRISES, LLC

By:
Adam Roseman
Manager